UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

April 22, 2026
Date of Report (Date of earliest event reported)

CervoMed Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37942	30-0645032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Park Plaza, Suite 424 Boston, Massachusetts		02116
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 744-4400

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CRVO	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

Press Releases

On April 22, 2026, CervoMed Inc. (the “Company,” “we” or “us”) issued a press release announcing data from the Company’s Phase 2b RewinD-LB trial presented at the 2026 American Academy of Neurology (“AAN”) Annual Meeting that demonstrated neflamapimod increased basal forebrain volume and functional connectivity in patients with dementia with Lewy bodies. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Presentation

Certain information concerning the business, clinical studies, development plans, financial position and related matters of the Company has been made available on our website, www.cervomed.com, under the heading, “Investors – Events and Presentations.” Representatives of the Company may use this presentation, in whole or in part, and possibly with non-material modifications, periodically in connection with conferences, meetings, and presentations to investors, analysts and others.

The information contained in the presentation is summary information that is intended to be considered in the context of the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”) and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in the presentation except as required by applicable law, although the Company may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases, or through other public disclosure. The Company makes no admission or representation as to the materiality of any information in the presentation or otherwise contained in Item 7.01 of this Current Report on Form 8-K.

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The information in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events

The information set forth in the first paragraph of, and under the heading “Summary of Data Presented at AAN” in, the Company’s April 22, 2026, press release is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)         Exhibits

Exhibit No.	Description
99.1	Press Release, issued April 22, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2026	CervoMed Inc.

	By:	/s/ William Elder
	Name:	William Elder
	Title:	Chief Financial Officer & General Counsel